                                  EXHIBIT 99.1


                            STATE OF SOUTH CAROLINA

                         OFFICE OF THE ATTORNEY GENERAL

                              SECURITIES DIVISION


IN THE MATTER OF:             )                ADMINISTRATIVE
                              )                CONSENT ORDER
WILLIAM D. CARRAWAY           )
                              )                FILE NUMBER 97062
            RESPONDENT.       )

         This Consent Order ("Order") between the Securities Commissioner ("Commissioner"), the Securities Division of the Commissioner's Office ("Division") and William C. Carraway ("Carraway") is entered into and made effective as of the date fixed below.

         WHEREAS, the Commissioner is charged with the responsibility of administering the provisions of Chapter 1, Title 35, Code of Laws of South Carolina, known as the South Carolina Uniform Securities Act ("Act"); and

         WHEREAS, in July of 1995, in anticipation of the imposition of administrative sanctions, Green Oasis Environmental, Inc. ("Company") and Carraway, named Respondents in an issued Cease and Desist Order, entered into a Consent Order (referenced as Exhibit "A") with the Division. Wherein, among other undertakings, the Respondents agreed that they, their agents and representatives, would Cease and Desist from issuing, offering or selling securities issued by the Respondents, or any successor thereof, or any entity directly or indirectly controlled by or thereafter organized by or on behalf of them to persons in South Carolina until such securities were properly registered; and

         WHEREAS, on or about October 27, 1997, the Division alleged that the 1995 Consent Order has been violated by the Company and Carraway and issued a Cease and Desist Order (referenced as Exhibit "B") against both the Company and Carraway, ordering them to Cease and Desist from issuing, offering or selling securities in South Carolina; and

         WHEREAS, the Company and Carraway, by and through their respective counsel, Michael Rosenzweig and Walter Jospin, desired to resolve the Division's 1997 Cease and Desist Order; and

         WHEREAS, on November 10, 1997, the Company agreed by letter (referenced as Exhibit "C") and through its counsel, Michael Rosenzweig, to a number of substantive undertakings and conditions in exchange for the Division's dismissal of the October 27, 1997 Consent Order; and

         WHEREAS, on November 21, 1997, Carraway agreed by letter (referenced as Exhibit "D") to a number of substantive undertakings, which are detailed in the letter; and

         WHEREAS, Carraway, by and through his counsel, Walter Jospin, has been advised of and understands his responsibilities both as an individual and as an officer and director of the Company; and

         WHEREAS, during the time the Company has a corporate office in the State of South Carolina or holds board meetings in South Carolina, Carraway hereby acknowledges and agrees that he will be bound by the undertakings stated in his November 21, 1997 letter and this Consent Order; and

         WHEREAS, Carraway makes these representations with the full knowledge and understanding that any violation of any agreement reached with the State which contains these conditions, other than violations which can reasonably be proved to have occurred due to oversight, negligence or error, will be deemed to be a willful violation as that term is used in South Carolina Code Section 35-1-1590, and may subject him to criminal prosecution and if convicted, imprisonment for up to three years or a fine of up to $50,000, or both.


         NOW, THEREFORE, the Commissioner and Carraway consent to the entry of his Order, and the Commissioner finds that this order is appropriate and in the public interest:
IT IS SO ORDERED THAT:


         1. As Chairman of the Board of the Company or as a director or officer of the Company, Carraway will ensure that the Company will register any future offerings of securities to South Carolina residents, and will make offerings to non-South Carolina residents only in states in which exemptions are available (and pursuant to those exemptions) and to investors who are accredited under the standards in these states if such standards exist. As Chairman of the Board of the Company or as a director or officer of the Company, he will also ensure that the company or its related entities will not effect any offering of its securities without the unanimous written approval of its Board of Directors.


         2. As Chairman of the Board of the Company or as a director of the Company, Carraway will ensure that prior to any issuance, offer, sale or exchange of securities by the Company or its related entities, the Company's Form 10-QSB report for the quarter ended June 30, 1997, as well as any subsequent Securities and Exchange Commission (SEC) filings will be disclosed and given to potential investors as well as any creditors offered securities in exchange for cancellation or reduction of debts owed by the Company. Carraway also agrees not to disclose or communicate any information with respect to the Company, either directly or indirectly to the public or any potential investor, that is inconsistent with the Company's periodic reports and other documents filed by the Company or himself with the SEC, any state securities commission or credit reporting entities. Moreover, he agrees that he will provide no information to the public or any potential investor that contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statement made, in light of the circumstance under which it was made, not misleading.


         3. As Chairman of the Board of the Company or as a director or officer of the Company, Carraway will ensure that in making securities offerings on the Internet, the Company will follow the Division's Policy Statement Number 96-3 (referenced as Exhibit "E"), referring to Internet Offerings.


         4. As Chairman of the Board of the Company or as a director or officer of the Company, Carraway will ensure that if the Company's home page on the Internet refers to the Company's securities, funding sources, status as a publicly held company or any aspect of investing in the Company, it will also advise the public and potential investors (in the section related to the above topics) that, as with any company, potential investors should not invest without reviewing disclosure documents (including the 10-QSB). He also agrees that the Company must also provide a method to obtain them.

         5. As Chairman of the Board of the Company or as a director or officer of the Company, Carraway will ensure that the Company will abide by all state and federal securities laws in any securities related activities it undertakes in the future.


         6. In the event that Carraway is no longer Chairman of the Board or a director or officer of the Company or any of its related entities, but is an agent, advisor, partner or shareholder of the Company or any of its related entities, he will comply with this agreement to the extent practicable, and if applicable, will exercise any and all shareholder rights he may have to demand compliance with this agreement to the fullest extent practicable.


         7. As long as Carraway is associated with the Company or any of its related entities, whether as a director or officer or he is otherwise involved, directly or indirectly, in the preparation or dissemination of Company press releases, he will take personal responsibility for (a) the accuracy of any press releases issued by or on behalf of the Company, whether through conventional media or the Internet and (b) the accuracy of the information posted on the Company's Internet homepage, as well as the Company's compliance with its November 10, 1997 agreement with the South Carolina Securities Division of the Attorney General's Office.


         8. Carraway agrees not to sell, exchange or transfer any of the securities or interests he owns or controls in the Company or its related entities as of November 20, 1997, without complying in all respects with all applicable laws.

         9. This Consent Order is executed in the public interest and to terminate the October 27, 1997 Cease and Desist Order.


                                        Charles M. Condon
                                        Securities Commissioner

                                        Securities Division of the
                                        Office of the Attorney General of
                                        the State of South Carolina
                                        Rembert Dennis Building
                                        1000 Assembly Street
                                        Columbia, South Carolina 29202
                                        (803) 734-4731


                                        By:
                                           -----------------------------------
                                                 David N. Jonson
                                                 Deputy Attorney General


Columbia, South Carolina
                    , 1997
--------------------


I, Respondent William D. Carraway, admit the Division's jurisdiction in this matter, understand I have a right to a hearing and have knowingly waived such right and agree and consent to entry of this Order.


----------------------------------      --------------------------------------
William D. Carraway                     Date


Approved as to form:



----------------------------------      ---------------------------------------
By:   Walter E. Jospin, Esq.            Date
      Counsel for Respondent

                                  EXHIBIT "A"

                            STATE OF SOUTH CAROLINA

                               SECRETARY OF STATE

                              SECURITIES DIVISION


IN THE MATTER OF:                           ADMINISTRATIVE PROCEEDING


GREEN OASIS ENVIRONMENTAL,          )
INC. AND WILLIAM D. CARRAWAY        )
                                    )       CONSENT ORDER
                                    )
                                    )
                                    )
       Respondents.                 )       CASE NO. 95-160
                                    )
                                    )
------------------------------------


         On or about the date of this agreement, in anticipation of the imposition of possible administrative sanctions, Green Oasis Environmental, Inc. ("GOE") and William D. Carraway ("Carraway"), by and through their counsel, Jon Lee Andersen of Gambrell and Stolz, have submitted a Proposed Consent Order which the South Carolina Securities Division has determined, with slight modifications, to accept.


                                FINDINGS OF FACT


1. Respondent GOE is a Florida corporation with corporate offices at 2 North Adgers Wharf, Charleston, SC 29401.

2. Respondent Carraway is the President and Chief Executive Officer of GOE. Carraway's address is 2 North Adgers Wharf, Charleston, SC 29401.

3. From GOE's inception until on or about November 17, 1994, GOE engaged in the offer and sale of securities in the form of stocks, specifically: Green Oasis Common Stock, Green Oasis Cumulative Convertible Preferred Stock and Green Oasis Series A Cumulative Convertible Preferred Stock.

4. In or around April 1993, Respondent GOE solicited a South Carolina investor, Mr. Jerry M. Crumpler, who purchased 5,000 shares of GOE Cumulative Convertible Preferred Stock from GOE for the total purchase price of five thousand dollars ($5000.00). The terms of the sale included an interest rate of 12% per annum, from the date of the stockholder's purchase until the date of repurchase by GOE.

5. In or around May 1994, Respondent Carraway solicited a South Carolina investor, Mr. Charles W. Brewer, who purchased 10,000 shares of GOE Common Stock from Carraway for the total purchase price of twenty-five thousand dollars ($25,000.00). The terms of the sale included an interest rate of 12% per annum, from the date of the stockholder's purchase until the date of repurchase by GOE.


6. In or around June 1994, Respondent GOE solicited a South Carolina investor, Dr. James W. Kellet, who purchased 10,000 shares of GOE Common Stock from GOE for the total purchase price of twenty-five thousand dollars ($25,000.00). The terms of the sale included an interest rate of 12% per annum, from the date of the stockholder's purchase until the date of repurchase by GOE.

7. On or about November 17, 1994, GOE instituted a rescission offer to all South Carolina investors due to the fact the stocks in the above-referenced transactions were sold in violation of certain securities and other registration laws.

8. The terms of the rescission offer included the return of each investor's full purchase price plus 12% interest thereon from the date of the original purchase. In addition, the agreement provided that payment for the rescinded shares would be made within five business days after the rescission expiration date of December 22, 1994. As of April 12, 1995, the rescission payments have not been made to the South Carolina investors who accepted the offer, namely:
Jerry M. Crumpler, Charles W. Brewer, Edward P. McCall, Jr., and James W. and Gail J. Kellet.

9. The GOE stock shares offered constitute securities under the laws of the State of South Carolina.

10. Prior to the offer and sale of GOE stock, Respondents did not properly register the securities for sale in South Carolina.

11. On April 20, 1995, the Securities Division of the State of South Carolina issued a Cease and Desist Order against GOE and Carraway alleging certain violations of the South Carolina Securities Act.

12. On May 19, 1995, GOE and Carraway requested a Hearing upon the Cease and Desist Order.

13. This Order, a Consent Order, is being entered into in lieu of a formal Hearing on the matter.

14. This Consent Order is specifically found to be necessary in the matter and in the public interest.


                               CONCLUSIONS OF LAW

                    Count 1. SALE OF UNREGISTERED SECURITIES

1. The stocks offered by Respondents GOE and Carraway constitute securities under South Carolina Code Section 35-1-20(12).

2. These securities are not registered with the South Carolina Securities Commission, nor do they fall under an exemption.

3. By offering and selling unregistered securities, the Respondents are in violation of South Carolina Code Section 35-1-810.

                      Count 2. BREACH OF RESCISSION OFFER

1. On or about November 17, 1994, GOE instituted a rescission offer to all South Carolina investors and promised rescission payments within five business days of the December 22, 1994 expiration date to all of those who accepted the offer.

2. Respondents failed to make rescission payments within five business days of the December 22, 1994 expiration date to the South Carolina investors who accepted the rescission offer.

                                     ORDER

In order to arrive at an amicable settlement of the matter, it is agreed and:

     IT IS ORDERED that the Respondents and their agents and representatives are ordered to Cease and Desist from issuing, offering and selling securities issued by Respondents, or any successor thereof, or any entity directly or indirectly controlled by or hereafter organized by or on behalf of them to persons in South Carolina until such securities and properly registered.

     IT IS FURTHER ORDERED that the Respondents and every successor, affiliate, controlling person, officer, agent and servant of each of them as may be, and every entity and person directly and indirectly controlled or hereinafter organized by or on behalf of them, are prohibited from making or causing to be made to any person or entity in South Carolina any offers or sales of securities by any means of false or fraudulent sales practices.

     IT IS FURTHER ORDERED that GOE shall make a good faith effort to attempt to honor the rescission offer made to all South Carolina investors on or about November 17, 1994 and accepted by at least five investors, Charles W. Brewer, Edward P. McCall, Jr., Jerry M. Crumpler, and James W. and Gail J. Kellet.

     This Consent Agreement is executed in the public interest to terminate the administrative proceeding.

     By entering into this Consent Agreement, GOE and Carraway waive their right to an administrative hearing.

     Dated this 25th day of July 1995, at Columbia, South Carolina.

                                           Jim Miles
                                           Securities Commissioner for
                                           the State of South Carolina
                                           Edgar Brown Building
                                           1205 Pendleton St., Suite 525
                                           Columbia, South Carolina  29201
                                           (803) 734-1093

                                           By: /s/ Tracy A. Meyers
                                              ---------------------------------
                                                 TRACY A. MEYERS
                                                 Deputy Securities Commissioner

By:  /s/ William D. Carraway               By:  /s/ Jon Lee Andersen
   --------------------------------------     ---------------------------------
       WILLIAM D. CARRAWAY,                      JON LEE ANDERSEN
       on behalf of WILLIAM D. CARRAWAY          Attorney for Respondents
       and GREEN OASIS ENVIRONMENTAL, INC.

Date:    July 24, 1995                     Date:        7/21/95
     ------------------------------------       -------------------------------

                                  EXHIBIT "B"

                            STATE OF SOUTH CAROLINA

                         OFFICE OF THE ATTORNEY GENERAL

                              SECURITIES DIVISION


IN THE MATTER OF:                   )        ADMINISTRATIVE PROCEEDING
                                    )
WILLIAM CARRAWAY AND                )        AMENDED ORDER TO CEASE
                                    )        AND DESIST FROM OFFERING,
GREEN OASIS ENVIRONMENTAL, INC.,    )        ISSUING OR SELLING
                                    )        UNREGISTERED SECURITIES AND
                                    )        NOTICE OF RIGHT TO A HEARING
                                    )
        Respondents.                )        Case Number 97062
------------------------------------

TO:  William Carraway and Green Oasis Environmental, Inc.

     The South Carolina Securities Division of the Office of the Attorney General, under the authority of the South Carolina Uniform Securities Act, South Carolina Code Section 35-1-10, et. seq., issues the following Order and notice of right to a public hearing.


                                FINDINGS OF FACT

1. Green Oasis Environmental, Inc. is a Florida Corporation with its executive offices and primary place of business at 184 East Bay Street, Suite 302, Charleston, SC 29401.

2. The Chief Executive Officer (as of October 15, 1997) is William D. Carraway ("Carraway"). Carraway has held this position since at least January 1995.

3. The Board of Directors of the Company (as of October 1, 1997) consists of Carraway, Mary Ann A. Carraway and Larry S. King.

4. On or around April 20, 1995, the Securities Division issued a Cease and Desist Order against Respondents William Carraway and Green Oasis Environmental, Inc. The April 20, 1995 Cease and Desist Order, a copy of which is attached hereto and incorporated by reference, alleged the Respondents both sold unregistered securities and committed fraud in the sale of securities in connection with an offering made in this State.

5. On or around July 25, 1995, the proceeding above was resolved by consent order. A copy of the consent order resolving the proceedings is attached hereto and incorporated by reference.

6. In the Consent Order, specific factual findings were agreed to by all parties. These findings were: (1) unregistered securities had previously been sold by Respondents in this State and (2) Respondents had breached certain recision offers later made in connection with the sale of unregistered securities.

7. Pursuant to the Consent Order, Respondents were not to, and had agreed not to, issue, offer or sell securities to persons in South Carolina until any securities offered were properly registered.

8. The Consent Order also prohibited Respondents or anyone acting on their behalf from making or causing to be made to any person in South Carolina an offer of securities made by use of a false statement or fraudulent sales practice.

9. In or around September 1997, it came to the Division's attention that shares of Green Oasis Environmental, Inc. had previously been traded on the "Bulletin Board," such trading having occurred during the period March 1996 until at least May 1997.

10. The securities were offered pursuant to a request signed on behalf of Respondent Company by Respondent Carraway.

11. Both Respondent Carraway and Respondent Green Oasis stood to benefit by having company shares trade on the Bulletin Board.

12. The securities offered were not at the time of trading, registered for offer or issuance in this State.

13. On or around September 24 , 1997, a representative of the Division formally requested information of Carraway concerning the trading of Green Oasis securities in this State. A date of Tuesday, September 30, 1997 was set as a reply date to the Division's inquiry. The Division's name and address and a contact person was provided Respondent by the letter. The letter was returned by the United States Post Office and was stamped "Forwarding time expired return to sender."

14. On or about October 8, 1997, a Cease and Desist Order was issued against Respondent GOE and Carraway. The basis for the Order was sale of unregistered securities by Respondents.

15. On or around October 10, 1997, GOE and Carraway's attorney, along with Christopher Holmes, a Charleston attorney, contacted Division Staff. The attorneys indicated the Division's earlier letter had not been received. The attorneys further indicated the company's desire to answer questions and quickly resolve the matter. Among the representations made in conversation with the attorneys and was that no stock continues to be issued by the company, and the stock trades only in the pink sheets now. (The company makes no market.)

16. Green Oasis noted the reason the firm wanted the matter resolved quickly was to avoid having to amend a 10-Q filed the same day as the Division's Cease and Desist Order issued October 10, 1997. The attorney further agreed to fax to Division Staff a copy of the 10-Q filed.

17. The 10-Q received on October 10, 1997 disclosed at least eighteen violations of the Division's previous consent order with Respondents.

18. The violations of the July 25, 1995 consent order include but may not be limited to the following:


     a. On or about June 28, 1996, Carraway, as chairman of GOE, and GOE, as General Partner of the GOE Plant Partnership I L.P. ("the Partnership"), commenced a purported private offering of "partnership interests" in the Partnership. On or about August 13, 1996, Carraway and GOE, sold the first partnership interest to an undisclosed investor. The number of partnership interests subsequently sold by Carraway and GOE has not been disclosed, but is believed to number approximately thirty.

     b. On or about March 31, 1997, GOE issued unregistered warrants to the thirty limited partners of GOE Plant Partnership I L.P. Each warrant was exercisable for the purchase of up to 15,000 shares of GOE common stock at $3.00 per share, for thirty days.

     c. During the period of December 31, 1996 to June 30, 1997, Carraway and GOE issued $60,000 worth of common stock in exchange for "stockholder relation services." Specifically, on or about March 15, 1997, Carraway, and GOE issued 12,000 shares of unregistered common stock at $5.00 per share to MicroCap [aka "MicroCorp"] Communications Consulting, a public relations firm.

     d. During the quarter ending March 31, 1997, Carraway and GOE satisfied a $250,000 debt of the company by exchanging 100,000 shares of common stock of the company at a value of $2.50 per share for the debt.

     e. During the quarter ending March 31, 1997, Carraway and GOE satisfied a $356,000 debt of the company by exchanging 71,108 shares of common stock of the company at a value of $5.00 per share for the debt.

     f. During the first quarter of 1997, Carraway and GOE sold approximately 37 "packages" of unregistered securities, each consisting of 8,000 shares of common stock, an "A" warrant and a "B" warrant. Each package sold for $10,000, enabling the company to raise $370,000 for the purpose of funding operations.

          The packages collectively involved 296,000 shares of unregistered common stock being sold for $1.25 a share in an alleged private placement. Warrants exercisable at $2.50 and $5.00 per share were also issued in conjunction with the sale of the shares.

     g. During the first quarter of 1997, GOE authorize the issuance of a two year stock option for 48,000 shares to GOE's CEO, William Carraway, in exchange for Carraway's waiving payment of his salary.

     h. On or about April 1996, Carraway and GOE issued unregistered shares of common stock to various creditors in order to satisfy debts of approximately $187,000.

     i. On or about June 27, 1996, Carraway and GOE issued unregistered common stock for satisfaction of the following debts:

          1.       $476,000 to an undisclosed creditor;
          2.       $57,000 in liabilities for prepaid expenses; and
          3.       $16,000 incurred in the settlement of a lawsuit.

     j. During the third quarter of 1996, Carraway and GOE issued $40,000 worth of GOE common stock to a creditor in exchange for the satisfaction of a debt termed "trade payables".

     k. On or about August 1996, GOE agreed to issue 448,000 shares of common stock to Carraway upon his exercise of that option.

     l. On or about September 1996, GOE agreed to issue 20,000 shares of common stock to Carraway upon his exercise of that option.

     m. On or about January 1997, GOE agreed to issue 48,000 shares of common stock to Carraway upon his exercise of that option.

     n. On or about September 1996, GOE agreed to issue 5,000 shares of common stock to Mary Ann A. Carraway, a Director of GOE, upon her exercise of that option.

     o. On or about September 1996, GOE agreed to issue 5,000 shares of common stock to Larry S. King, a director of GOE, upon his exercise of that option.

     p. On or about August 30, 1996, Carraway and GOE sold 35,000 shares of common stock to Raymond C. O'Brien in a private transaction for $52,500.

     q. On or about December 1996, Carraway and GOE sold 120,000 shares of common stock to Raymond C. O'Brien for $1.25 per share.

     r. On or about December 1996, Carraway and GOE issued warrants for the purchase of 250.000 shares of common stock to Raymond C. O'Brien. such warrants were exercisable at $1.375 per share, and were issued in consideration of O'Brien's services to GOE.

19.  The offers of securities above all originated from this State.

20. None of the shares of stock issued above, nor any of the warrants or options, were registered in the State of South Carolina prior to offer.

21. Pursuant to South Carolina Code Sections 35-1-180 and 35-1-810 and the July 25, 1995 Consent Order with the Division, all securities offered above should have been registered prior to offer in this State.

22. Section 35-1-20(12) defines "security." Pursuant to the Act, "security" means "any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate of subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, certificate of interest or participation in an oil, gas or mining title or lease or in payments out of production under such a title or lease or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing."

23. The warrants, notes, options and shares of stock offered, sold or issued (as detailed above) constitute securities under South Carolina law.

24. The warrants, notes, options, and shares of stock traded, to the extent each was, constitute securities under South Carolina law.

25. Section 35-1-180 defines acts making the South Carolina Uniform Securities Act applicable. Pursuant to Section 35-1-180(3), an offer to buy or to sell is made in South Carolina "when the offer (a) originates from this State ..."

26. Section 35-1-810 makes it unlawful for any person to offer or sell any security in South Carolina unless it is registered, is a federal covered security, or meets certain limited exemptions, none of which apply to the Carraway and Green Oasis transactions.

27. Pursuant to the July 25, 1997 Consent Order with the Division, no exemption was available to Carraway or Green Oasis; the parties agreed to register any future offerings prior to offer or sale in South Carolina.

                                     ORDER

         IT IS ORDERED that Respondents, any successors thereof, or any person or entity directly or indirectly controlled, influenced or compensated by or on behalf of Respondents, Cease and Desist from issuing, offering or selling securities in South Carolina.

         South Carolina Code Section 35-1-1590 provides that any wilful violation of this Order, upon conviction, may be punished by imprisonment of not more than three (3) years and/or a fine not exceeding $50,000.00.

         IT IS FURTHER ORDERED that Respondents are afforded an opportunity for a hearing. If a written request for a hearing is filed with the Securities Division within thirty (30) days of your receipt of this Order, then the matter will be set for a hearing. After the hearing, a final Order may be entered. This Order will stand as entered, unless amended by the Securities Division or the Commissioner as to any Respondent who does not request a hearing within the thirty (30) day period.



                                            BY:
                                               --------------------------------
                                                  Tracy A. Meyers
                                                  Assistant Attorney General
                                                  Post Office Box 11549
                                                  Rembert C. Dennis Building
                                                  Columbia, SC 29201
                                                  (803) 734-4731

Columbia, South Carolina
_________________, 1997

                                  EXHIBIT "C"

                          THE STATE OF SOUTH CAROLINA
                         OFFICE OF THE ATTORNEY GENERAL


                               November 10, 1997


VIA FACSIMILE/HARD COPY TO FOLLOW
(404) 525-2224

Mr. Michael Rosenzweig, Esquire
Rogers & Hardin
2700 International Tower, Peachtree Center
229 Peachtree Street, N.E.
Atlanta, GA  30303-1601

         RE:      Green Oasis Environmental, Inc.

Dear Michael:

         In discussing the recent Orders the South Carolina Securities Division had issued against Green Oasis, the question came up of what Green Oasis could do to resolve the Orders. As we previously discussed, the original Cease and Desist Order, dated October 7, 1997 was vacated October 31, 1997. The Amended Cease and Desist Order, dated October 27, 1997 remains in effect. David and I spoke with you last week to discuss the conditions under which we would be willing to vacate the October 27, 1997 Order. These are:

          1. The company must agree to register any future offering of securities to South Carolina residents and would agree it would make offerings to non-South Carolina residents only in states in which exemptions are available (and pursuant to those exemptions) and to investors who are accredited under the standards in that state,

          2. The availability of the company's 10-Q must be disclosed and the 10-Q must be made available to potential investors,

          3. In making offerings on the Internet, the company must agree to follow the Division's Policy Statement, Number 96-3, referring to Internet Offerings,

          4. If the company's web site references investing, it must advise potential investors that, as with any company, they should not invest without reviewing disclosure documents (including the 10-Q) and it must provide a method to obtain them, and

Mr. Michael Rosenzweig, Esquire
November 10, 1997
Page 2


         5. The company must agree to abide by all state securities laws in any securities related activities it engages in in the future.

         I understand you have now had a chance to review the terms above with your client, Green Oasis, and Green Oasis agrees to abide by each of the conditions above. If this is correct, please have an appropriate representative of the company sign below binding the company to the conditions. Upon my acceptance of the company's undertaking, Green Oasis will be dismissed from the October 27, 1997 Cease and Desist Order currently outstanding.


                                             Sincerely,



                                             Tracy A. Meyers
                                             Assistant Attorney General

         I, __________________, holding the position of ______________, and being an appropriate person to execute this document on behalf of Green Oasis Environmental, Inc., agree Green Oasis will abide by each and every one of the five conditions above. I and Green Oasis understand that the five conditions specifically are conditions precedent to Green Oasis' dismissal from the Division's October 27, 1997 Cease and Desist Order.


Signed
      --------------------------
Date
      --------------------------

         On behalf of the Division, I accept the representations of Green Oasis Environmental made above and agree to dismiss Green Oasis Environmental from the Division's October 27, 1997 Cease and Desist Order.


                                             ---------------------------------
                                             Tracy A. Meyers
                                             Securities Division

TAM/tps

                                  EXHIBIT "D"

November 24, 1997


David N. Jonson, Esquire
Deputy Attorney General
Securities Division
State of South Carolina
1000 Assembly Street
Rembert Dennis bldg., suite 501
Columbia, SC  29201

         Re:      William D. Carraway ("Carraway")
                  Case No. 97602

Dear Mr. Jonson:

         I have discussed the terms and conditions of this letter with Michael Rosenzweig, counsel to the Company, and with my personal lawyer, Walter Jospin, and I have been advised of my responsibilities both as an individual and as an officer and director of the Company.

         I am, of course, very interested in personally resolving this matter with the State. Accordingly, during the time the Company has a corporate office in the State of South Carolina or holds board meetings in South Carolina, I hereby acknowledge and agree that I will be bound by the following undertakings:

         1. As Chairman of the Board or as a director or officer of the Company, I will ensure that the Company will register any future offerings of securities to South Carolina residents, and will make offerings to non-South Carolina residents only in states in which exemptions are available (and pursuant to those exemptions) and to investors who are accredited under the standards in these states. As Chairman of the Board of the Company or as a director or an officer of the Company, I will also ensure that the Company or its related entities will not effect any offering of its securities without the unanimous written approval of its Board of Directors.

         2. As Chairman of the Board of the Company or as a director or officer of the Company, I will ensure that prior to any issuance, offer, sale or exchange of securities by the Company or its related entities, the Company's Form 10-QSB report for the quarter ended June 30, 1997, as well as any subsequent Securities and Exchange Commission (SEC) filings, will be disclosed and given to potential investors as well as any creditors offered securities in exchange for cancellation or reduction of debts owed by the Company. I also agree not to disclose or communicate any information with respect to the Company, directly or indirectly, to the public or any potential investor, that is inconsistent with the Company's periodic reports and other documents filed by the Company or myself, with the SEC, any state securities commission or credit reporting entities. Moreover, I agree that I will provide no information to the public or any potential investor that contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statement made, in light of the circumstance under which it was made, not misleading.

         3. As Chairman of the Board of the Company or as a director or officer of the Company, I will ensure that in making securities offerings on the Internet, the Company will follow the Division's Policy Statement 96-3, referring to Internet Offerings.

         4. As Chairman of the Board of the Company or as a director or officer of the Company, I will ensure that if the Company's home page on the Internet refers to the Company's securities, funding sources, status as a publicly held company or any aspect of investing in the Company, it will also advise the public and potential investors (in the section related to the above topics) that, as with any company, potential investors should not invest without reviewing disclosure documents (including the 10-QSB). I also agree that the Company must also provide a method to obtain them.

         5. As Chairman of the Board of the Company or as a director or officer of the Company, I will ensure that the Company will abide by all state and federal securities laws in any securities related activities it undertakes in the future.

         6. In the event that I am no longer Chairman of the Board or a director or officer of the Company or any of its related entities, but am an agent, advisor, partner or shareholder of the Company or any of its related entities, I will comply with this agreement to the extent practicable, and if applicable, will exercise any and all shareholder rights I may have to demand compliance with this agreement to the fullest extent practicable.

         7. As long as I am associated with the Company or any of its related entities, whether as a director or officer or I am otherwise involved directly or indirectly in the preparation or dissemination of Company press releases, I will take personal responsibility for: (a) the accuracy of any press releases issued by or on behalf of the Company, whether through conventional media or the Internet; and (b) the accuracy of the information posted on the Company's Internet homepage, as well as the Company's compliance with its November 10, 1997 agreement with the South Carolina Securities Division of the Attorney General's Office.

         8. I agree not to sell, exchange or transfer any of the securities or interests I own or control in the Company or its related entities as of November 20, 1997, without complying in all material respects with applicable law.

         9. I make these representations with the full knowledge and understanding that any violation of any agreement reached with the State which contains these conditions, other than violations which can reasonably be proven due to oversight, negligence or error, will be deemed to be a willful violation as that term is used in South Carolina Code #35-1-1590, and may subject me to criminal prosecution and if convicted, imprisonment for up to three years or a fine of up to $50,000, or both.

         10. I understand that the terms of this letter will be formalized in a new Consent Order with the Division.




                                                     Very truly yours,

                                                     /s/ William D. Carraway

                                                     William D. Carraway

                                  EXHIBIT "E"

                            STATE OF SOUTH CAROLINA
                        OFFICE OF THE SECRETARY OF STATE

     JIM MILES                                                   P.O. BOX 11350
SECRETARY OF STATE                                           COLUMBIA, SC 29211

                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              SECURITIES DIVISION

                             POLICY STATEMENT 96-3

            ORDER EXEMPTING CERTAIN OFFERS OF SECURITIES MADE ON THE
                     INTERNET FROM SECURITIES REGISTRATION

         WHEREAS the Securities Commissioner (the "Commissioner") is charged with the administration of Chapter 1, Title 35, The South Carolina Uniform Securities Act (the "Act") and all Rules and Regulations promulgated thereunder;

         WHEREAS Section 35-1-320 of the Act provides that certain enumerated transactions are exempted from Sections 35-1-50 and 35-1-810 of the Act;

         WHEREAS Section 35-1-320(9) gives the Commissioner authority to exempt certain additional transactions from registration by imposing or withdrawing conditions as necessary to protect the public interest and the securities market of the State of South Carolina;

         WHEREAS the Commissioner acknowledges Proprietary or "common carrier" electronic delivery systems have facilitated the transmission of communications to large numbers of people;

         WHEREAS the Commissioner also acknowledges that use of the Internet may be a legitimate means of raising capital, and that a communication made on the Internet may at times be directed to a specified group of people such that it is or might be received by not only the intended recipients but also by anyone with access to the Internet;

         WHEREAS the Commissioner acknowledges that an attempt or offer to dispose of, or the solicitation of an offer to buy, a security or an interest in a security for value, that is made on or through the Internet, the World Wide Web or a similar proprietary or common carrier electronic system (such systems hereinafter being referred to collectively as the "Internet") might constitute an "offer" for purposes of Section 35-1-20(10) of the Act, and might otherwise trigger the registration and sales literature filing requirements in
Section 35-1-50 and 35-1-810 of the Act;

         WHEREAS the Commissioner finds that the issuance of this Order is necessary and appropriate in the public interest or for the protection of investors and consistent with the purposes fairly intended by the policy and provisions of the Act;

         WHEREAS the Commissioner further finds that the registration of certain Internet offers is not necessary or appropriate in the public interest or for the protection of investors;

                    THE ADMINISTRATOR THEREFORE ORDERS THAT:

1) Pursuant to Section 35-1-320 of the Act, offers of securities made by, or on behalf of, issuers on or through the Internet shall be exempt from Sections 25-1-50 and 35-1-810 of the Act if the following conditions are observed:

     (A) The Internet offer indicates that the securities are not being offered, directly or indirectly, to residents of South Carolina;

     (B) The Internet offer is not specifically directed to any person in South Carolina by, or on behalf of, the issuer of the securities or any underwriter; and

     (C) No sales of the issuer's securities are made in South Carolina as a result of the Internet offering until such time as the securities being offered have been properly registered for sale pursuant to the Act and a final prospectus or Form U-7 has been delivered to any South Carolina investor prior to any such sale.

2) Subsection (1)(A) of this Section is met by inclusion of any of the following statements, or a substantially similar one, in an offer disseminated through the Internet:

     (1) "These securities are not being offered or sold in South Carolina. No purchase of these securities by persons in South Carolina is authorized."

     (2) "These securities are being offered and sold only in [fill in names of states other than South Carolina]. No purchase of these securities by persons in South Carolina is authorized."

     (3) "This is neither a solicitation of offers to buy nor an offer to sell to persons in South Carolina. No purchase of these securities by persons in South Carolina is authorized."

3) This Order shall remain in effect until amended or rescinded by the Commissioner.


                                                 /s/ Tracy A. Meyers
So Ordered at Columbia, South Carolina         -------------------------------
this 26 day of April, 1996.                    Tracy A. Meyers
                                               Deputy Securities Commissioner